UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. 1)

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Berry Petroleum Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BERRY PETROLEUM COMPANY
5201 Truxtun Avenue, Suite 300
Bakersfield, California 93309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 20, 2004

To the Shareholders of Berry Petroleum Company:

     The Annual Meeting of Shareholders of Berry Petroleum Company (the “Company”) will be held at the Doubletree Hotel Bakersfield at 3100 Camino Del Rio Ct., Bakersfield, California on Thursday May 20, 2004 at 3:30 p.m. (see map on back cover) for the following purposes:

1.	To elect a board of nine directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may be properly brought before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 27, 2004 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THIS MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, YOU ARE URGED TO PROMPTLY SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY EITHER CALLING THE 800-NUMBER OR VIA THE WEB SITE SHOWN ON YOUR PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. IF YOU RETURN AN EXECUTED PROXY AND THEN ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY.

May 3, 2004

Bakersfield, California

By Order of the Board of Directors

Kenneth A. Olson Corporate Secretary/Treasurer

THE BOARD OF DIRECTORS HAS SET A NEW RECORD DATE. IF YOU HAVE ALREADY SUBMITTED YOUR PROXY CARD OR PROXY VOTES IN RESPONSE TO THE NOTICE PREVIOUSLY MAILED ON APRIL 15, 2004, PLEASE RESUBMIT THE PROXY VOTES BY MAIL, TELEPHONE OR INTERNET, USING THE REVISED PROXY CARD ENCLOSED.

BERRY PETROLEUM COMPANY
5201 Truxtun Avenue, Suite 300
Bakersfield, California 93309

PROXY STATEMENT
May 3, 2004

     This Proxy Statement is furnished by the Board of Directors of Berry Petroleum Company (respectively the Board and the Company or Berry) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on May 20, 2004, or at any adjournment thereof (the Annual Meeting or Meeting) pursuant to the Notice of said Meeting. This Proxy Statement and the proxies solicited hereby are being first mailed to shareholders of the Company on or about May 3, 2004.

     SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING REVISED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Company. If you return an executed proxy and then attend the Annual Meeting, you may revoke your Proxy and vote in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

     Unless otherwise directed in the accompanying Proxy, persons named therein will vote FOR the election of the nine director nominees listed below. As to any other business that may properly come before the Meeting, the proxy holders will vote in accordance with the recommendation of the Board of Directors.

VOTING SECURITIES

     April 27, 2004 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of March 31, 2004 there were 20,925,096 and 898,892 shares, respectively, of Class A Common Stock (Common Stock) and Class B Stock (Class B Stock), par value $.01 per share, issued and outstanding, referred to collectively as the Capital Stock.

     Berry’s Certificate of Incorporation provides that, except for proposed amendments to Berry’s Certificate of Incorporation adversely affecting the rights of a particular class (which must be approved by the affected class voting separately), the Common Stock and the Class B Stock will vote as a single class on all matters upon which the Capital Stock is entitled to vote. Each share of Common Stock is entitled to one vote and each share of Class B Stock is entitled to 95% of one vote. The Certificate of Incorporation also provides for certain adjustments to the Capital Stock in the event a separate class vote is imposed by applicable law. Holders of the Capital Stock are entitled to cumulative voting rights for election of directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder’s votes as calculated above for one candidate or may distribute the votes among two or more candidates. Unless otherwise instructed, the shares represented by proxies will be voted in the discretion of the proxy holders so as to elect the maximum number of management nominees which may be elected by cumulative voting.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Berry’s Capital Stock as of April 27, 2004 by (i) each of its directors who own Berry Capital Stock, and (ii) all directors and officers as a group.

Name and Address of Beneficial Owner*	Position	Amount and Nature of Beneficial Ownership (1) (2)

		Shares		Percent

Robert F. Heinemann	Chairman of the Board, Iterim President, Interim Chief Executive Officer and Director	10,000	(3)	**

William F. Berry	Director	1,528,722	(4)	7.0%

Ralph B. Busch, III	Director	225,819	(5)	1.0%

William E. Bush, Jr	Director	490,823	(6)	2.2%

Stephen L. Cropper	Director	10,000	(7)	**

J. Herbert Gaul, Jr	Director	27,000	(8)	**

John A. Hagg	Director	58,000	(9)	**

Thomas J. Jamieson	Director	54,100	(10)	**

Martin H. Young, Jr	Director	35,000	(11)	**

All Directors and
Officers as a group
(16 persons)		2,905,632	(12)	13.0%

*	All directors and beneficial owners listed above can be contacted at Berry Petroleum Company, 5201 Truxtun Avenue, Suite 300, Bakersfield, CA 93309.

**	Represents beneficial ownership of less than 1% of the Company’s outstanding Capital Stock.

(1)	Unless otherwise indicated, shares shown as beneficially owned are those as to which the named person possesses sole voting and investment power.
(2)

All shares indicated are Common Stock and percent calculations are based on total shares of Capital Stock outstanding, including the 898,892 shares of Class B Stock outstanding which can be converted, at the request of the shareholder, to Class A Common Stock.

(3)	Includes 10,000 shares which Mr. Heinemann has the right to acquire under the Company’s 1994 Stock Option Plan.
(4)

Includes 1,456,000 shares held directly and 34,722 shares held in the Berry Children’s Trust as to which Mr. Berry has voting and investment power and 38,000 shares which Mr. Berry has the right to acquire under the Company’s 1994 Stock Option Plan.

(5)

Includes 76,324 shares held directly, 66,620 shares held in the B Group Trust at Union Bank of California which Mr. Busch votes and 49,875 shares held in a family trust for which Mr. Busch shares voting and investment power as co-trustee. Also includes 33,000 shares which Mr. Busch has the right to acquire under the Company’s 1994 Stock Option Plan.
(6)

Includes 150,823 shares held directly and 330,000 shares held in the William E. Bush Trust as to which Mr. Bush shares voting power with other trustees and 10,000 shares which Mr. Bush has the right to acquire under the Company’s 1994 Stock Option Plan.

(7)	Includes 10,000 shares which Mr. Cropper has the right to acquire under the Company’s 1994 Stock Option Plan.
(8)	Includes 2,000 shares held directly and 25,000 shares which Mr. Gaul has the right to acquire under the Company’s 1994 Stock Option Plan.
(9)	Includes 14,000 shares held directly and 44,000 shares which Mr. Hagg has the right to acquire under the Company’s 1994 Stock Option Plan.
(10)

Includes 10,100 shares held indirectly by Mr. Jamieson through Jaco Oil Company, a corporation, and 44,000 shares which Mr. Jamieson has the right to acquire under the Company’s 1994 Stock Option Plan.

(11)	Includes 10,000 shares held directly and 25,000 shares which Mr. Young has the right to acquire under the Company’s 1994 Stock Option Plan.
(12)

Includes 52,192 shares held directly by officers, 10,226 shares held indirectly by officers in the Company’s 401(k) Thrift Plan and 403,750 shares which the Company's officers have the right to acquire upon the exercise of options granted under the Company's 1994 Stock Option Plan.

PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of December 31, 2003, information regarding the voting securities of the Company owned beneficially, within the meaning of the rules of the Securities and Exchange Commission, by persons, other than directors or officers, known by the Company to own beneficially more than 5% of the indicated class:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Class A Common Stock	UnionBanCal Corporation 445 South Figueroa St., Third Floor Los Angeles, CA 90017	1,629,328(1)	7.8%

Class A Common Stock	Kennedy Capital Management, Inc. 10829 Olive Blvd. St. Louis, MO 63141	1,355,200(2)	6.5%

Class A Common Stock	Winberta Holdings, Ltd. c/o Berry Petroleum Company 5201 Truxtun Avenue, Suite 300 Bakersfield, CA 93309	1,088,220(3)	5.2%

Class B Stock	Winberta Holdings, Ltd. c/o Berry Petroleum Company 5201 Truxtun Avenue, Suite 300 Bakersfield, CA 93309	898,892(3)	100%

(1)

As reflected in Schedule 13G/A, dated January 23, 2004, and filed with the Securities and Exchange Commission by UnionBanCal Corporation (Union Bank). According to the Schedule 13G/A, Union Bank is the trustee of certain trusts to which the trustors retain voting and investment power and Union Bank has shared dispositive power on the shares indicated. In addition, Union Bank holds 16,000 shares included above for which it has sole voting and dispositive power.

(2)

As reflected in Schedule 13G/A, dated February 13, 2004, and filed with the Securities and Exchange Commission by Kennedy Capital Management, Inc (Kennedy). According to the Schedule 13G/A, Kennedy has sole voting power on 1,324,000 shares and sole dispositive power on 1,355,200 shares.

(3)

As reflected in Schedule 13G/A, dated February 5, 2004, and filed with the Securities and Exchange Commission by Winberta Holdings Ltd. (Winberta). According to the Schedule 13G/A, Winberta has sole voting and dispositive power on all of the shares indicated. The Class B Stock shares are convertible into Class A Common Stock at the request of Winberta. The Class A Common Stock and Class B Stock are voted as a single class, as noted on Page 1 of this Proxy Statement. Winberta’s combined shares comprise 9.1% of the total Capital Stock outstanding for the Company.

To the Company’s knowledge, the above numbers remain accurate as of March 31, 2004.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that directors, executive officers and beneficial owners of 10% or more of any class of equity securities report to the Securities and Exchange Commission changes in their beneficial ownership of the Company’s Capital Stock and that any late filings be disclosed. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes in 2003 that there was compliance with all Section 16(a) filing requirements except for Mr. Busch who filed one late Amended Form 4 to correct the reporting of the sale of shares from a trust at Union Bank and Mr. Magruder who filed one late Amended Form 3 for the purchase of 500 shares in his joint account.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees for Election

     The Company’s directors are elected at each Annual Meeting of Shareholders. At the Annual Meeting, nine directors, constituting the authorized number of directors, will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized directors will be elected.

     The nominees for election as directors at the Annual Meeting are set forth in the table below and are all incumbent directors who were elected at the May 2003 Annual Meeting of Shareholders. The ages shown are as of December 31, 2003. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that any of the nominees for director should, before the Meeting, become unable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company’s existing Board of Directors, unless other directions are given in the proxies. To the best of the Company’s knowledge, all the nominees will be available to serve.

Nominee	Age	Position	Director Since

Robert F. Heinemann	50	Chairman of the Board, Interim President, Interim Chief Executive Officer and Director	2002
William F. Berry	62	Director	1985
Ralph B. Busch, III	44	Director	1996
William E. Bush, Jr	56	Director	1986
Stephen L. Cropper	53	Director	2002
J. Herbert Gaul, Jr	60	Director	1999
John A. Hagg	56	Director	1994
Thomas J. Jamieson	60	Director	1993
Martin H. Young, Jr	51	Director	1999

Set forth below is information concerning each of the nominee directors of Berry.

     Mr. Heinemann was named the interim President and interim Chief Executive Officer on April 26, 2004 and the Chairman of the Board on April 1, 2004. From December 5, 2003, to March 31, 2004, Mr. Heinemann was the director designated to serve as the presiding director at executive sessions of the Board in the absences of the Chairman and to act as liaison between the independent directors and the CEO. Mr. Heinemann was a member of the Corporate Governance and Nominating Committee until April 26, 2004. As Chairman of the Board he is also an ex-officio member of the Corporate Governance and Nominating, Audit and Compensation Committees. Mr. Heinemann is an energy consultant. From 2000 until 2002, Mr. Heinemann served as the Senior Vice President and Chief Technology Officer of Halliburton Company and as the Chairman of the Halliburton Technology Advisory Committee. He was previously with Mobil Oil Corporation (Mobil) where he served in a variety of positions for Mobil and its various affiliate companies in the energy and technical fields from 1981 to 1999, most recently as the Vice President of Mobil Technology Company and the General Manager of the Mobil Exploration and Producing Technical Center.

     Mr. Berry is a member of the Corporate Governance and Nominating Committee. Mr. Berry is a private investor and was involved in investment banking for a major California bank for over 20 years. Mr. Berry is a cousin to William E. Bush, Jr., and Ralph B. Busch, III.

     Mr. Busch is a member of the Compensation Committee. Mr. Busch is currently Executive Vice President and Chief Operating Officer for Aon Risk Services of Central California. Prior to his position with Aon Risk Services, Mr. Busch was President of Central Coast Financial from 1986 to 1993. Mr. Busch was a director of Eagle Creek Mining & Drilling Company from 1985 to 1996. Mr. Busch is a cousin to William F. Berry and William E. Bush, Jr.

     Mr. Bush is a member of the Corporate Governance and Nominating Committee. Mr. Bush is an independent marketing and seed treatment consultant. Mr. Bush was formerly the Plant Manager of California Planting Cotton Seed Distributors from 1987 to 2000. Prior to 1987, Mr. Bush was the Area Manager/Technical Representative of Gustafson, Inc. (a division of Uniroyal) for Arizona and California for nine years. Mr. Bush became a director of Eagle Creek Mining & Drilling (Eagle Creek) in 2003 and was previously a director of Eagle Creek from 1985 to 1998. Mr. Bush is a cousin to William F. Berry and Ralph B. Busch, III.

     Mr. Cropper is a member of the Audit Committee. Mr. Cropper is a consultant and private investor. Mr. Cropper retired in 1998 after 25 years with The Williams Companies, most recently serving as the President and CEO of Williams Energy Services, which was involved in various energy related businesses. Mr. Cropper is also a director of three public entities, Sunoco Logistics Partners LP, Heritage Propane and NRG Energy, Inc. Mr. Cropper also serves as a Trustee for Oklahoma State University in Tulsa and is on the board of several community and industry associations.

     Mr. Gaul is the Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee. Mr. Gaul is a private investor. Mr. Gaul was the Chief Financial Officer for Gentek Building Products from 1995 to 1997 and served for over 25 years in senior treasury or finance positions with various other companies.

     Mr. Hagg is a member of the Compensation Committee. Mr. Hagg is director of TSX Group Inc., the parent company of The Toronto Stock Exchange and The TSX Venture Exchange. Mr. Hagg is also director for Tristone Capital Advisors Inc, the parent company of a Canadian investment dealer. Mr. Hagg was the Chairman of the Board of Northstar Energy Corporation (Northstar) from 1982 until 2001 and President and Chief Executive Officer from 1985 until 1999. Mr. Hagg was also a director of Devon Energy Corp. (Devon) from 1998 to 2000, subsequent to Devon’s merger with Northstar.

     Mr. Jamieson is the Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Jamieson is the Chief Executive Officer, President and founder of Jaco Oil Company since 1970 and the majority owner and founder of Wholesale Fuels, Inc. since 1983. Jaco Oil Company, based in Bakersfield, California, is one of the largest independent gasoline marketers in the Western United States. Mr. Jamieson is also involved in real estate and oil and gas properties.

     Mr. Young is the Chairman of the Audit Committee. Mr. Young has been the Senior Vice President and Chief Financial Officer of Falcon Seaboard Holdings, L.P. (Falcon) and its predecessor Falcon Seaboard Resources, Inc. since 1992. Falcon is a private energy company involved in power production, power demand management, natural gas exploration and production, real estate and private investments. Mr. Young is also the Chairman of the Board of the Texas Mutual Insurance Company, the largest provider of workers’ compensation insurance in the State of Texas. Prior to his employment with Falcon, Mr. Young had 13 years of banking experience, the last 10 working for a major California bank as the Vice President/Area Manager for the corporate banking group.

     On April 26, 2004, Mr. Jerry V. Hoffman notified the Company of his decision to retire due to personal and health reasons and, thereby, his resignation as a Director, President and Chief Executive Officer was effective on that date. The Company expresses its appreciation for Mr. Hoffman’s service as President and Chief Executive Officer since 1994, Chairman of the Board from March 1997 to April 1, 2004, President and Chief Operating Officer from 1992 to 1994 and as the Senior Vice President and Chief Financial Officer of the Company from 1985 until 1992.

CORPORATE GOVERNANCE AND BOARD MATTERS

     Berry Petroleum Company is committed to having sound corporate governance principles. Having such principles is essential to running Berry’s business efficiently and to maintaining Berry’s integrity in the marketplace. Berry’s Corporate Governance Guidelines and Standards of Business Conduct will be available at http://www.bry.com/ prior to the 2004 Annual Meeting.

Board Independence

     The Board has determined after careful review that with the exception of Mr. Heinemann, the interim President and interim Chief Executive Officer, each of the current directors ( Mr. William F. Berry, Mr. Ralph B. Busch, III, Mr. William E. Bush, Jr., Mr. Stephen L. Cropper, Mr. J. Herbert Gaul, Jr., Mr. John A. Hagg, Mr. Thomas J. Jamieson and Mr. Martin H. Young, Jr.) standing for re-election has no material relationship with the Company

(either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of SEC regulations and New York Stock Exchange director independence standards. Mr. Heinemann had also been previously deemed to be independent. However, as of April 26, 2004, Mr. Heinemann was designated the interim President and interim Chief Executive Officer upon the retirement of Mr. Jerry V. Hoffman. All Board committees are entirely comprised of independent directors.

Committees and Meetings

     The Board of Directors has an Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

  The Audit Committee

     The Audit Committee of the Board of Directors consists of Messrs. Cropper, Gaul, Jamieson, and Young. The Board has determined that each of Messrs. Cropper, Gaul, Jamieson and Young is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and that each member of the Audit Committee is an “independent director” as defined in the Exchange Act. Mr. Young serves as the Chairman of the Committee. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to auditing performance and practices, risk management, financial and credit risks, accounting policies, tax matters, financial reporting and financial disclosure practices of the Company. The Committee is responsible for reviewing and selecting the Company’s independent accountants, the scope of the annual audit, the nature of non-audit services, the fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company. The Charter of the Committee is attached hereto as Exhibit A and is also available at http://www.bry.com/ or by writing to the Company, attention Investor Relations.

  The Compensation Committee

     The Compensation Committee of the Board of Directors consists of Messrs. Busch, Hagg and Jamieson. Mr. Jamieson serves as Chairman of the Committee. The Compensation Committee is responsible for recommending to the Board of Directors total compensation for executive officers, including but not limited to, salaries, bonuses and all equity-based compensation, in conjunction with all the independent Directors evaluating the performance of the Chief Executive Officer, for reviewing general plans of compensation and benefit programs for Company employees, for recommending Director compensation, and for reviewing and approving awards under Berry’s Bonus Plan (Bonus Plan). In addition, the Committee is charged with the full responsibility of administering the Company’s 1994 Stock Option Plan. The Charter of the Committee is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations.

  The Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee of the Board of Directors consists of Messrs. Berry, Bush, Gaul and, until April 26, 2004, Heinemann. As of that date, Mr. Heinemann was named the interim President and interim Chief Executive Officer and, therefore, ceased to be a member of the Committee. Mr. Gaul serves as Chairman of the Committee. The Corporate Governance and Nominating Committee is responsible for the development of governance guidelines and practices for the effective operation of the Board in fulfilling its responsibilities; the review and assessment of the performance of the Board; and the nomination of prospective directors for the Company’s Board of Directors and Board committee memberships. The Company regularly monitors developments in the areas of corporate governance. The Charter of the Corporate Governance and Nominating Committee is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations.

     During 2003, the Board of Directors held five meetings, the Audit Committee held eight meetings, the Compensation Committee held one meeting and the Corporate Governance and Nominating Committee held four meetings. All of the nominees holding office attended at least 75% of the board meetings and meetings of committees of which they were members. Directors are encouraged to attend annual meetings. All of the Company’s Directors were present at the annual meeting held on May 19, 2003.

Consideration of Director Nominees

Shareholder Nominees

     If a Shareholder wishes to recommend a nominee for the Board of Directors, the Shareholder should write to the Corporate Secretary of the Company at:

Corporate Secretary
Berry Petroleum Company
5201 Truxtun Avenue
Suite 300
Bakersfield, CA 93309

     Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on the Board of Directors. All such recommendations will be brought to the attention of the Corporate Governance and Nominating Committee.

Evaluating Nominees for Director

     Nominations for open Board positions may come from a variety of sources including business contacts of current and former directors or officers, the use of a professional search firm selected by the Corporate Governance and Nominating Committee and shareholder nominations. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, skills and experience on the Board. Each nominee will be considered based on the need or desire to fill existing vacancies or expand the size of the Board and otherwise to select nominees that best suit the Company’s needs.

Director Qualifications

     Director candidates will be evaluated based on criteria developed by the Corporate Governance and Nominating Committee from time to time for each individual vacancy. Qualifications that will be considered for all nominees include, but are not limited to:

  the ability of the prospective nominee to represent the interests of the shareholders of the Company;
  the prospective nominee’s personal and professional experiences and expertise;
  the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
  the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties;

Additional Information Concerning Directors

     Effective January 1, 2004, non-employee directors are paid a quarterly fee of $5,750, plus $1,100 per day for each Board meeting day attended and $1,100 per day for each committee meeting attended which is not held on the same day as the board meeting. As of September 2003, the Audit Committee Chairman receives an additional $2,500 per quarter. From January 2003 to December 2003, the quarterly fee for Directors was $5,500 and meeting fees were $1,100. From January 2002 to December 2002, the quarterly fee for Directors was $5,000 and meeting fees were $1,000. Effective April 1, 2004, the Chairman of the Board is paid an annual director’s fee of $125,000, payable monthly, in lieu of the quarterly fee and meeting fees paid to other non-employee directors. As of April 26, 2004, Mr. Heinemann’s compensation for acting as interim President and interim Chief Executive Officer has not been finalized. The Company reimburses all directors for their reasonable expenses in connection with their activities as directors of the Company.

     The Company’s 1994 Stock Option Plan provides for a formula grant of 5,000 options annually to each non-employee director holding office on December 2nd of each year. Option grants to non-employee directors consisted of 5,000 options on December 2, 2003 at $19.22, 5,000 options on December 2, 2002 at $16.14 and 5,000 options on December 2, 2001 at $15.45. The exercise price of the options is the closing price of Berry Petroleum Company Class A Common Stock as reported by the New York Stock Exchange for the date of grant. The maximum option exercise period is ten years from the date of the grant. The options issued to the directors vest immediately.

Communications with the Board

     Individuals may communicate with the Board by writing to:

Board of Directors
Berry Petroleum Company
5201 Truxtun Avenue
Suite 300
Bakersfield, CA 93309

     Communications that are intended specifically for the independent directors should be sent to the address above to the attention of the Chairman of the Board. Company personnel designated by the Company will review and create a log of all such correspondence that, in the opinion of the Company, deals with the functions of the Board or committees thereof. The Chairman of the Board periodically reviews the log of all such correspondence received by the Company and determines which items to bring to the attention of the full Board or to any particular Committee of the Board.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report of the Audit Committee, the report of the Compensation Committee and the performance graph shall not be incorporated by reference into any such filings.

Report of the Audit Committee of the Board of Directors

     The Audit Committee of the Board of Directors consists of Messrs. Cropper, Gaul, Jamieson, and Young. The Board has determined that each of Messrs. Cropper, Gaul, Jamieson and Young is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and that each member of the Audit Committee is an “independent director” as defined in the Exchange Act. Mr. Young serves as the Chairman of the Committee. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to auditing performance and practices, risk management, financial and credit risks, accounting policies, tax matters, financial reporting and financial disclosure practices of the Company. The Committee is responsible for reviewing and selecting the Company’s independent accountants, the scope of the annual audit, the nature of non-audit services, the fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company.

     We have reviewed and discussed with management the Company’s audited financial statements as of, and for the year ended December 31, 2003.

     We have discussed with the independent auditors, PricewaterhouseCoopers LLP (PWC), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from PWC required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. The Audit Committee has reviewed the services provided by the independent auditors and has specifically pre-approved all services performed by the auditor and determined that all fees billed by PWC for non-audit services are compatible with maintaining the auditor’s independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

March 4, 2004	Martin H. Young, Jr. (Chairman) J. Herbert Gaul, Jr.	Stephen L. Cropper Thomas J. Jamieson

Executive Compensation

Report of Compensation Committee

     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee of the Board has furnished the following report on executive compensation for 2003.

     The Compensation Committee of the Board of Directors consists of Messrs. Busch, Hagg and Jamieson. Mr. Jamieson serves as Chairman of the Committee. All members of the Committee have been determined to be independent by the Board of Directors. The Committee is committed to a strong, positive link between business performance and the attainment of strategic goals and the overall compensation and benefit programs. The specific duties and responsibilities of the Committee are described in the charter of the Committee which is available on the Company’s website at http://www.bry.com/.

     In carrying out its responsibilities, the Committee is authorized to engage outside advisors to consult with as the Committee deems appropriate.

     The Company’s compensation policy is designed to support the overall objective of maximizing the return to Berry’s shareholders by:

     – Attracting, developing, rewarding, and retaining highly qualified and productive individuals.

     – Directly aligning compensation to both Company and individual performance.

     – Ensuring compensation levels that are externally competitive and internally equitable.

     – Encouraging executive stock ownership to enhance a mutuality of interest with the Company’s shareholders.

     The following is a description of the elements of executive compensation and how each relates to the objectives and policy outlined above.

Base Salary

     The Committee reviews each executive officer and certain other management employees’ salaries annually. In determining appropriate salary levels, we consider the level and scope of responsibility, experience, Company and individual performance, internal equity, as well as pay practices of other companies relating to executives of similar responsibility. By design, we strive to set executives’ salaries at competitive market levels.

Short-Term Incentive Plan Compensation

     The Short-Term Incentive Plan (Bonus Plan) awards cash bonuses to executives and other employees to recognize and reward Company and individual performance. Subject to the Board’s discretion to vary the targets, the Bonus Plan was restructured in early 2001 to focus on three specific Company targets, these being: production volume, reserve replacement and non-steam operating costs. Based on the Company’s net income, the Bonus Plan provides an annual incentive fund for eligible employees involved in decision-making roles which effect the Company’s business performance and the attainment of established strategic goals. Bonuses may also be awarded for discretionary performance by the Chief Executive Officer for other employees whose efforts and performance are judged to be exceptional. The Company anticipates that future annual bonuses, if any, will be determined in December of each year. Cash bonuses paid in 2003, 2002 and 2001 were $465,000, $669,000 and $1,033,000, respectively. Cash bonuses of $996,000 were determined and declared in December 2003 based on 2003 performance and paid in January 2004.

     The amount an individual may earn is directly dependent upon the individual’s position, responsibility, and ability to impact the Company’s operating and/or financial success. External market data is reviewed periodically to determine the competitiveness of the Company’s incentive programs for eligible individuals.

Long-Term Incentive Plan Compensation

Non-Statutory Stock Option Plan (Stock Option Plan)

     The purpose of this plan is to provide additional incentives to employees to stay focused on the long-term goal of maximizing shareholder value and to encourage management to own and hold the Company’s stock and tie their long-term economic interests directly to those of the Company’s shareholders. While the Compensation Committee maintains substantial flexibility in the operation of the Stock Option Plan, it was restructured in early 2001 to consider the link of the quantity of options allowable for grant with the Company’s stock performance measured in comparison to a select peer group of other U.S. based exploration and production companies. The Stock Option Plan utilizes vesting periods to encourage key employees to continue in the employ of the Company and grants options which have an exercise price at market value on the date of grant. The Compensation Committee is charged with the responsibility for administering and granting non-statutory stock options. At December 31, 2003, an aggregate of 615,600 options were available for issuance from the 1994 Stock Option Plan. Options granted in 2003, 2002 and 2001 to employees were 366,500, 191,200 and 199,500, respectively.

Chief Executive Officer

     The Committee believes Mr. Hoffman has done a solid job of leading and managing the Company during a volatile and rapidly-changing period for the energy industry as witnessed over the last several years. Additionally, Mr. Hoffman was successful in recruiting talented individuals to assist the Company in meeting its strategic goals and in completing the purchase of the Brundage Canyon property in Utah, hiring Mr. Magruder to direct the Company’s expansion into the Rocky Mountain Region and opening up the Company’s Denver office. Mr. Hoffman’s compensation incentives are primarily derived from the Bonus Plan and the Stock Option Plan. The ultimate value of the stock options received are directly related to the Company’s current and future stock performance.

Compensation Committee of the Board of Directors

March 4, 2004	Thomas J. Jamieson (Chairman)	Ralph B. Busch, III	John A. Hagg

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     The following table discloses compensation for the three fiscal years ended December 31, 2003 received by the Company’s President and Chief Executive Officer and each of the Company’s four other most highly compensated executive officers:

Name and Principal Position	Year	Annual Compensation		Long-Term Compensation # of Shares Underlying Options Granted	All Other Compensation (3) (4)
		Salary (1)	Bonus (2)

Jerry V. Hoffman, Former	2003	$375,000	$165,000	60,000	$25,413
President and	2002	$375,000	$65,000	25,000	$12,458
Chief Executive Officer	2001	$350,000	$125,000	50,000	$14,021

Ralph J. Goehring	2003	$210,000	$65,000	30,000	$25,412
Senior Vice President and	2002	$200,000	$40,000	15,000	$13,931
Chief Financial Officer	2001	$185,000	$60,000	30,000	$12,758

Michael Duginski	2003	$190,000	$75,000	30,000	$19,209
Vice President of	2002	$160,417	$30,000	55,000	$5,441
Corporate Development	2001	$–	$–	–	$–

Brian L. Rehkopf	2003	$175,000	$50,000	20,000	$28,207
Vice President of	2002	$165,000	$30,000	15,000	$11,667
Engineering	2001	$155,000	$50,000	30,000	$11,583

Logan Magruder	2003	$61,107	$50,000	60,000	$429,302
Vice President of	2002	$–	$–	–	$–
Rocky Mountain Region	2001	$–	$–	–	$–
(1)

Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10 percent of the total amount of annual salary and bonus for any named individual.

(2)	Cash bonuses shown for the three years shown were declared in December of that year and paid in January of the following year.
(3)

Includes Company contributions under the 401(k) Thrift Plan of $13,433, $12,000 and $13,592 for Mr. Hoffman, $13,837, $13,667 and $12,512 for Mr. Goehring, $13,617, $5,250 and $ — for Mr. Duginski, $12,542, $11,275 and $11,238 for Mr. Rehkopf, and $ -, $ — and $ — for Mr. Magruder, respectively, for 2003, 2002 and 2001. Also includes split dollar life insurance compensation of $11,980, $458 and $429 for Mr. Hoffman, $11,575, $264 and $246 for Mr. Goehring, $5,592, $191 and $ — for Mr. Duginski, $15,665, $392 and $345 for Mr. Rehkopf and $ -, $ -, and $ — for Mr. Magruder respectively for 2003, 2002 and 2001.

(4)

Mr. Magruder’s compensation includes $300,000 paid on September 5, 2004 as a success fee upon the Company’s purchase of the Brundage Canyon property and $129,302 which he received as consulting fees prior to his employment with the Company which occurred on August 29, 2003.

OPTION GRANTS IN 2003

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees In 2003 (2)	Exercise Price per Share	Expiration Date	Hypothetical Value at Grant Date (4)

Mr. Hoffman	60,000	17%	$19.94	Dec. 5, 2013	$305,160
Mr. Goehring	30,000	8%	$19.94	Dec. 5, 2013	$152,580
Mr. Duginski	30,000	8%	$19.94	Dec. 5, 2013	$152,580
Mr. Rehkopf	20,000	6%	$19.94	Dec. 5, 2013	$101,720
Mr. Magruder	60,000	17%	(3)	(3)	$337,000

(1)	Option holders vest in the granted options at the rate of 25% per year, commencing on the first anniversary of the grant date.
(2)	In 2003, the Company granted 361,500 Options to employees
(3)

Mr. Magruder’s Option Grants include 40,000 Options at $15.48 which were granted to him on August 29, 2003, his date of hire, and which expire on August 29, 2013 and 20,000 Options at $19.94 granted on December 5, 2003 which expire on December 5, 2013.

(4)

The estimated present value at grant date of options granted during 2003 has been calculated by using the Black-Scholes option pricing model. The Company does not advocate nor does it believe that the Black-Scholes model can properly determine the value of a stock option, like Berry’s, that vest over a period of time and is not freely tradable upon grant. Calculations for the named executive officers are based on a seven-year term, which reflects Berry’s expectation that its options, on average, will be exercised within seven years of grant, a risk-free interest rate of 3.86% and a volatility rate of 27.87%.

AGGREGATED OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 OPTION VALUES

	Shares Acquired on Exercise (B)	Value Realized (B)	Number of Securities Underlying Unexercised Options at 12-31-2003		Value of Unexercised In-the- Money Options at 12-31-2003 (A)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Mr. Hoffman	10,800	$335,600	257,500	122,500	$1,172,578	$273,209
Mr. Goehring	5,721	$158,129	180,000	40,000	$455,469	$48,969
Mr. Duginski	1,600	$50,500	3,750	71,250	$14,063	$212,287
Mr. Rehkopf	4,700	$148,800	108,750	46,250	$484,500	$110,700
Mr. Magruder	–	$–	–	60,000	$–	$197,000
(A)	The December 31, 2003 New York Stock Exchange closing price of $20.25, the last trading day of the year, was used to value options.
(B)	The value realized is the gross amount of gain realized upon exercise of the holder’s options. The shares acquired are the number of shares issued after taxes are withheld on the value realized.

TABLE OF EQUITY COMPENSATION PLAN INFORMATION
As of December 31, 2003

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)(3) (c)

Equity compensation plans approved by security holders	1,698,712	$15.17	815,213

Equity compensation plans not approved by security holders	-0-	N/A	-0-

Total	1,698,712	$15.17	815,213

(1)

Includes 50,387 shares earned and reserved for issuance from the Non-Employee Directors Deferred Compensation Plan and 1,648,325 shares for outstanding options from the Company’s 1994 Non-Statutory Stock Option Plan.

(2)

Includes 199,613 shares available and reserved for future issuance from the Non-Employee Directors Deferred Compensation Plan and 615,600 shares reserved for future option issuance from the Company’s 1994 Non-Statutory Stock Option Plan.

(3)	Based on historical averages, the actual shares issued from the 1994 Non-Statutory Stock Option Plan have been at a ratio of approximately four options exercised for each share of Common Stock issued.

Severance Agreements

     The Company has entered into salary continuation agreements with Mr. Goehring, Mr. Duginski, Mr. Rehkopf and Mr. Magruder which guarantees their salary and bonus, as defined, will be paid in one lump sum for one year for Mr. Goehring, Mr. Duginski, Mr. Rehkopf and Mr. Magruder following a sale of all or substantially all of the oil producing properties of Berry or a merger or other reorganization between Berry and a non-affiliate which results in a change of ownership or operating control (a Change of Control). Salary continuation agreements for certain other executives provide for the payment of one year salary and bonus or six months’ salary upon a termination of employment in connection with a Change of Control.

Life Insurance Coverage

     The Company provides certain individuals who are officers or other high-level executives with life insurance coverage in addition to that available to employees under the Company's group-term life insurance plan. The amount of this life insurance coverage was $500,000 for Mr. Hoffman, and is $500,000 for Mr. Goehring, $438,500 for Mr. Duginski $441,000 for Mr. Rehkopf, and $ - for Mr. Magruder. Depending on certain variables, an executive or beneficiary may be entitled to insurance benefits exceeding the amount of term insurance that could otherwise have been purchased with the portion of the premium payments that are imputed to the executive as taxable income. The Company has had policies of this type and in these relative amounts in place for certain executives for over 20 years.

PERFORMANCE GRAPH

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Total returns assume $100 invested on December 31, 1998 in shares of Berry Petroleum Company, the Dow Jones Secondary Oil Companies Index, the Russell 2000 and the Standard & Poors 500 Index (S&P 500) assuming reinvestment of dividends for each measurement period. The Company added the Russell 2000 in 1999 and believes it is a good comparison index for the Company’s proxy graph based on the smaller market capitalization and broader base of companies in the Russell 2000. The information shown is historical and is not necessarily indicative of future performance.

Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03

BERRY PETROLEUM COMPANY	100.00	109.97	99.69	120.26	133.85	163.31
S & P 500	100.00	121.04	110.02	96.95	75.52	97.18
RUSSELL 2000	100.00	121.26	117.59	120.52	95.83	141.11
DOW JONES US OIL COMPANIES, SECONDARY	100.00	115.40	184.31	169.22	172.88	226.59

Fees to Independent Auditors for 2003 and 2002

     The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP (PWC) for the audit of the Company’s annual financial statements for 2003 and 2002 and fees billed (in thousands) for audit-related services, tax services and all other services rendered by PWC for 2003 and 2002.

	2003	2002

Audit fees	$208	$189
Audit-related fees	–	–
Tax fees	17	14
All other fees	–	25

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PWC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Eagle Creek Mining & Drilling, Inc.

     Eagle Creek Mining & Drilling, Inc. (Eagle Creek), a California corporation, was a wholly-owned subsidiary of the Company’s predecessor, Berry Holding Company, until it was spun off to the majority shareholders of the predecessor in 1984. On November 30, 1989, Eagle Creek purchased the assets of S&D Supply Company (S&D), a California partnership. S&D, a retail distributor of oilfield parts and supplies, is now a division of Eagle Creek. The five-year contract whereby the Company purchased oilfield parts and supplies from S&D at competitive prices expired November 30, 1999 and was not renewed. Even though the contract expired, based on competitive pricing, the Company continues to purchase oilfield parts and supplies from S&D. The amounts paid to S&D in 2003, 2002 and 2001 were $352,873, $396,067 and $332,000, respectively. Mr. Bush is a director of Eagle Creek and collectively Mr. Bush and his immediate family, Mr. Busch and his immediate family and Mr. Berry and his immediate family own more than 10% but less than 30% of the stock of Eagle Creek.

Victory Settlement Trust

     In connection with the reorganization of the Company in 1985, a shareholder of Berry Holding Company (BHC), Victory Oil Company (Victory), a California partnership, brought suit against Berry Holding Company (one of Berry’s predecessor companies prior to the reorganization in 1985) and all of its directors and officers and certain significant shareholders seeking to enjoin the reorganization. As a result of the reorganization, Victory’s shares of BHC stock were converted into shares of Berry Common Stock representing approximately 9.7% of the shares of Berry Common Stock outstanding immediately subsequent to the reorganization. In 1986, Berry and Victory, together with certain of its affiliates, entered into the Instrument for Settlement of Claims and Mutual Release (the Settlement Agreement).

     The Settlement Agreement provided for the exchange (and retirement) of all shares of Common Stock of Berry held by Victory and certain of its affiliates for certain assets (the Settlement Assets) conveyed by Berry to Victory. The Settlement Assets consisted of (i) a 5% overriding royalty interest in the production removed or sold from certain real property situated in the Midway-Sunset field which is referred to as the Maxwell property (Maxwell Royalty) and (ii) a parcel of real property in Napa, California.

     The shares of BHC originally acquired by Victory and the shares of Berry Common Stock issued to Victory in exchange for the BHC Stock in the reorganization (the Victory Shares) were acquired subject to a legend provision designed to carry out certain provisions of the Will of Clarence J. Berry, the founder of Berry’s predecessor companies. The legend enforces an Equitable Charge (the Equitable Charge) which requires that 37.5% of the dividends declared and paid on such shares from time to time be distributed to a group of lifetime income beneficiaries (the B Group).

Victory Settlement Trust (cont’d)

     As a result of the Settlement Agreement, the B Group was deprived of the distributions related to the stock that they would have received on the Victory Shares under the Equitable Charge. In order to adequately protect the interests of the B Group, Berry executed a Declaration of Trust (the Victory Settlement Trust). In recognition of the obligations of Berry and Victory with respect to the Equitable Charge, Victory agreed in the Settlement Agreement to pay to Berry in its capacity as trustee under the Victory Settlement Trust, 20% of the 5% Maxwell Royalty (Maxwell B Group Payments). The Maxwell B Group Payments will continue until the death of the last surviving member of the B Group, at which time the payments will cease and the Victory Settlement Trust will terminate. There is one surviving member of the B Group.

     Under the Settlement Agreement, Berry agreed to guarantee that the B Group will receive the same distributions under the Equitable Charge that they would have received had the Victory shares remained as issued and outstanding shares. Accordingly, when Berry declares and pays dividends on its capital stock, it is obligated to calculate separately the applicable distribution (the Trust Payment). Berry will make payments from the Victory Settlement Trust to the surviving member of the B Group, which payments may constitute all or a part of the Trust Payment in March and September of each year. Such payments will be made to the surviving member of the B Group for the remainder of his life. Typically, the Maxwell B Group Payments have contributed to a portion or all of the Trust Payment. Pursuant to the Settlement Agreement, Berry paid $ 107,725 to the Victory Settlement Trust in 2003.

Wholesale Fuels Inc.

     The Company bid out its lubrication business in 2001 to various vendors. The bid was awarded to Wholesale Fuels Inc., as it was the low bidder, for a period of two years beginning July 15, 2001 and ending July 15, 2003. When the bid was awarded in July 2003, it went to another company not affiliated with Mr. Jamieson. The Company paid $ 82,077 to Wholesale Fuels Inc. in 2003 under the terms of the bid. Mr. Thomas J. Jamieson, a director of Berry Petroleum Company, is the majority owner and founder of Wholesale Fuels Inc.

SHAREHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal of a shareholder intended to be presented at the next Annual Meeting of Shareholders, expected to be held on May 19, 2005, must be received at the office of the Secretary of the Company by January 19, 2005, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT

     The Company's 2003 Annual Report to Shareholders has been mailed to shareholders previously or is being mailed concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of this proxy solicitation material.

     On March 10, 2004, the Company filed its Annual Report on Form 10-K with the Securities and Exchange Commission. This Report contains detailed information concerning the Company and its operations and supplementary financial information which, except for exhibits, are included in the Annual Report to Shareholders. A COPY OF THE EXHIBITS WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, BERRY PETROLEUM COMPANY, 5201 TRUXTUN AVENUE, SUITE 300, BAKERSFIELD, CA 93309.

EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Company. In addition to use of the mails, certain officers, directors and regular employees of the Company, without receiving additional compensation, may solicit proxies personally by telephone, e-mail or facsimile. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Company’s independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP or its predecessors have audited the Company’s books since 1991, and is expected to have a representative at the Annual Meeting who will have the opportunity to make a statement if they desire to do so and be available at that time to respond to appropriate questions. The Company anticipates that it will use PricewaterhouseCoopers LLP to audit the Company’s financial statements for the year ending December 31, 2004 but has not yet executed an engagement letter.

OTHER MATTERS

     Management knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named on the Form of Proxy will vote on said matters in accordance with the recommendations of the Board of Directors.

     The above Notice, Proxy Statement and Form of Proxy are sent by Order of the Board of Directors.

KENNETH A. OLSON Corporate Secretary

May 3, 2004

(THIS PAGE INTENTIONALLY LEFT BLANK)

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF BERRY PETROLEUM COMPANY

The Audit Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”), established to assist the Board in fulfilling its responsibilities to the shareholders relating to the reliability and integrity of the accounting policies, financial reporting and financial disclosure practices of Berry Petroleum Company (the “Company”). This amended Charter (the “Charter”) of the Committee was approved by the Board of the Company on March 5, 2004.

I.	Purposes, Duties and Responsibilities of the Berry Petroleum Company Audit Committee.

A. Purposes.

The purposes of the Committee are to:

     1. Provide assistance to the Board in fulfilling its responsibilities to the shareholders relating to the reliability and integrity of the accounting policies, financial reporting and financial disclosure practices of the Company.

     2. In conjunction with counsel and independent accountants, the Committee shall review, as it deems appropriate, the adequacy of and compliance with the system of internal controls of the Company, including compliance by the Company with all applicable laws, regulations and Company policies relating to accounting, financial reporting and financial disclosure.

     3. The Committee shall also assist the Board with the oversight of the independent accountant’s qualifications and independence, and the performance of the Company’s internal audit function and independent accountants.

     4. The Committee shall prepare an Audit Committee report each year for inclusion in the Company’s annual proxy statement.

B. Duties and Responsibilities

The duties and responsibilities of the Committee are set forth below. These duties and responsibilities do not limit the generality of the Committee’s purposes or authority provided for elsewhere in this Charter.

The Committee shall:

     1. Hold such regular meetings as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the Company’s independent accountants;

     2. Be solely responsible for the appointment, compensation, retention and oversight of the work of the independent accountants employed by the Company;

     3. Review the qualifications, performance, and independence of the firm of independent accountants, set hiring policies for employees or former employees of the independent accountants and insure that auditor personnel rotation requirements are met;

     4. Evaluate the performance of the Company’s internal audit function;

Effective March, 5 2004	A-1	Exhibit A

     5. Annually, obtain and review a report by the independent auditing firm describing a) the firm’s quality-control procedures; b) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the proceeding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and c) all relationships between the independent accountant and the Company in order to assess the auditor’s independence;

     6. Confer with the independent accountants concerning the scope of their examinations of the books and records of the Company; review the independent accountants’ annual engagement letter; discuss with the independent accountant critical accounting policies and practices, alternative treatments within GAAP for policies and practices related to material items, and other material written communication and direct the special attention of the independent accountants to specific matters or areas deemed by the Committee or the auditors to be of special significance;

     7. Meet separately, periodically, with management, with internal auditors and with independent accountants;

     8. Review with the independent accountant any audit problems or difficulties and management’s response;

     9. Review with the Board or management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings;

     10. Discuss policies with respect to risk assessment and risk management;

     11. Discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent accountant including, but not limited to, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

     12. Discuss the Company’s earnings press releases;

     13. Confer with the independent accountants prior to the release by the Company of the quarterly or annual earnings release;

     14. Pre-approve any audit or permissible non-audit services of the independent accountant;

     15. Review the Company’s audited annual financial statements and status of tax examinations and issues and the independent auditors’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

     16. Obtain from the independent accountants and internal auditors their recommendations, if any, regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and review the improvement of controls deemed to be deficient, if any;

     17. Provide an independent, direct line of communication between the Board and the internal auditors and independent accountants;

Effective March, 5 2004	A-2	Exhibit A

     18. Review related party relationships and transactions and the disclosures of such transactions in the Company’s public filings and require confirmation that there are no Company loans to directors or officers;

     19. Review the appropriateness and cost of the Company’s insurance programs;

     20. Review the procedures established by the Company that monitor compliance by the Company with its loan and indenture covenants and restrictions, and interest rate hedging policy; if any;

     21. Review the Company’s commodity hedging policies and procedures;

     22. Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters of the Company; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     23. Maintain minutes or other records of meetings and activities of the Committee; report to the Board following meetings of the Committee;

     24. Review the responsibilities and powers of the Committee and report and make recommendations to the Board on these responsibilities and powers;

     25. Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall, at its own discretion, retain independent counsel, accountants, or others to assist it in the conduct of any investigation or to assist it in carrying out its duties as the Committee deems necessary;

     26. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable;

     27. Perform an annual self-performance evaluation of the Committee;

     28. The Committee relies on the expertise and knowledge of management, the internal auditors, and the independent accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The independent accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures, and controls.

     29. The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee from time to time.

     30. The Committee shall reassess this Charter and make recommendations to the Board regarding its revision when and as necessary.

Effective March, 5 2004	A-3	Exhibit A

II.	Organization of the Audit Committee.

A. Committee Members

The Committee shall be comprised of at least three directors all of whom are independent of management. Members of the Committee shall be considered independent if they have been so determined to be independent by the Board such that they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate, and at least one member will have accounting or related financial expertise and shall be found to meet the qualifications to be designated an Audit Committee Financial Expert as defined by the regulations promulgated by the Securities and Exchange Commission.

B. Committee Structure and Operations

The Board shall appoint each member of the Committee based on the recommendations of the Corporate Governance and Nominating Committee. The members of the Committee shall serve as such until their resignation, retirement or removal or until their successors are appointed. Any member of the Committee individually or all members of the Committee collectively may be removed from office without cause by the affirmative vote of a majority of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The frequency and timing of Committee meetings shall be set by the Committee, but it shall meet at least four times per year.

C. Resources and Authority of the Committee; Consultants

The Committee shall have the resources and authority appropriate to discharge the Committee’s duties and responsibilities, including the authority to obtain advice and assistance from internal and external legal, accounting and other advisers. Without limiting the generality of the foregoing, the Committee is authorized, in its sole and absolute discretion, at any time and from time to time to appoint, compensate, retain and oversee the work of the independent accountants.

III.	Reporting.

A. Regular Committee Reporting to the Board

The Committee shall report regularly to the Board regarding the Committee’s actions and matters or issues that the Committee is considering in addition to providing the minutes of Committee meetings.

B. Annual Performance Evaluation Report

The Committee shall produce and provide to the Board (concurrently with the Committee’s provision to the Board of the SEC Annual Report) an annual written report (the “Annual Performance Evaluation Report”) containing the Committee’s evaluation of its own performance of its duties and responsibilities under this Charter during the year covered by the SEC Annual Report. The Committee shall conduct the evaluation of its performance hereunder in such manner as the Committee deems appropriate. The Committee may include in any Annual Performance Evaluation Report a recommendation to the Board that this Charter be modified in any respect deemed by the Committee to be necessary or desirable.

C. Amendment

Only the Board may modify, amend or repeal this Charter or any term or provision hereof.

Effective March, 5 2004	A-4	Exhibit A

Map to the Annual Meeting of Shareholder
May 20, 2004, at 3:30 p.m. at the Doubletree Hotel 3100 Camino Del Rio Ct. Bakersfield, California 93308 (661) 323-7111

North ↑
Airport Dr
Buck Owens Blvd
Buttonwillow ←
58
58
Rosedale Hwy
Camino Del Rio Ct
Doubletree Hotel
178
58
99
Oak St
Downtown
Bakersfield
Truxtun Ave
Truxtun Ave
43
California Ave
Stockdale Hwy
58
99
Coffee Rd
Chester Ave
5
Los Angeles ↓

The Board of Directors Recommends a Vote FOR Proposal 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

				FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY TO VOTE FOR all nominees listed below
1.	ELECTION OF DIRECTORS			☐	☐	2.	The Proxies are authorized to vote upon such other business as may properly come before the meeting.
	Nominess:	01 W. Berry 03 W. Bush 05 J. Gaul 07 R. Heinemann 09 M. Young	02 R. Busch III 04 S. Cropper 06 J. Hagg 08 T. Jamieson
Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
(Instruction: To withhold authority to vote for any nominee, strike a line through that nominee’s name in the list above).
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.							I PLAN TO ATTEND THE MEETING ☐

Signature(s) _______________________________________________________________________ Dated ______________, 2004
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in limited liability company name by authorized person.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/bry Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

BERRY PETROLEUM COMPANY

Proxy for the Annual Meeting of Shareholders

     The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Ralph J. Goehring and Kenneth A. Olson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on April 27, 2004 at the Annual Meeting of Shareholders to be held on Thursday, May 20, 2004 or any adjournment thereof.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

The Board of Directors has set a new record date. If you have already submitted your proxy card or proxy votes in response to the notice previously mailed on April 15, 2004, please resubmit the proxy votes by mail, telephone or internet, using the revised proxy card enclosed.